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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS



        We consent to the incorporation by reference in the Registration Statements on Forms S-8 (Registration Nos. 33-60580 and 333-03895) and Form S-3 (Registration No. 333-19195) of our report dated March 2, 1999 on the financial statements included in the 1998 annual report on Form 10-K of Life Medical Sciences, Inc.



Richard A. Eisner & Company, LLP

New York, New York
March 25, 1999